EXHIBIT 23.1

            CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8
(No. 333-64193) of School Specialty, Inc. of our report dated May 28, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                      /s/ PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota                PRICEWATERHOUSECOOPERS LLP
July 19, 1999